SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 28, 2003
                Date of Report (Date of earliest event reported)

                            PAYLESS SHOESOURCE, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

            1-14770                                   43-1813160
    (Commission File Number)               (IRS Employer Identification No.)

                           3231 Southeast Sixth Avenue
                            Topeka, Kansas 66607-2207
               (Address of Principal Executive Office) (Zip Code)

                                 (785) 233-5171
              (Registrant's Telephone Number, Including Area Code)

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Item 12. Disclosure of Results of Operations and Financial Condition.

      On February 28, 2003, Payless ShoeSource, Inc., a Delaware corporation (the "Company"), issued a press release announcing its results for the fourth quarter and full fiscal year ended February 1, 2003. The Company also announced that its Board of Directors authorized a 3:1 split of the Company's common stock in the form of a stock dividend payable on March 27, 2003 to shareowners of record as of March 13, 2003. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

(c) Exhibits.

    99.1 Press Release, dated February 28, 2003.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PAYLESS SHOESOURCE, INC.

Date: February 28, 2003                      By: /s/ Ullirch E. Porzig
                                                 ------------------------------
                                                 Ullrich E. Porzig
                                                 Senior Vice President
                                                 Chief Financial Officer and
                                                 Treasurer

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                                  EXHIBIT INDEX

   Exhibit No.                 Exhibit
   -----------                 -------
      99.1                     Press Release, dated February 28, 2003.